EXHIBIT 10.25

EXECUTION VERSION

FIFTH AMENDMENT TO PARTICIPATION AGREEMENT

THIS FIFTH AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment"), dated as of September 30, 1999, is entered into by and among:

(a) ETEC SYSTEMS, INC., a Nevada corporation ("Lessee");

(b) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Lessor");

(c) Each of the financial institutions which are listed in Schedule I to the Participation Agreement referred to in Recital A below (collectively, the "Participants") that executes this Amendment; and

(d) ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, as agent for the Participants (in such capacity, "Agent").

RECITALS

A. Lessee, Lessor, the Participants and Agent are parties to a Participation Agreement dated as of December 5, 1997, as amended by that certain First Amendment to Participation Agreement dated as of December 30, 1997, as further amended by that certain Second Amendment to Participation Agreement dated as of February 28, 1998, as further amended by that certain Third Amendment to Participation Agreement dated as of April 29, 1998 and as further amended by that certain Fourth Amendment to Participation Agreement dated as of July 20, 1998 (as amended, the "Participation Agreement").

B. Lessee has requested Agent, Lessor and the Participants to amend the Participation Agreement in certain respects.

C. Lessor, the Participants executing this Amendment and Agent are willing so to amend the Participation Agreement upon the terms and subject to the conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee, Lessor, the Participants executing this Amendment and Agent hereby agree as follows:

1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Participation Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

2. Amendments to Participation Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Participation Agreement is hereby amended as follows:

    Subparagraph 2.04(b) of the Participation Agreement is hereby amended to read in its entirety as follows:

(b) Commitment Fees. Lessee shall pay to Agent, for the ratable benefit of the Participants as provided in clause (ii) of Subparagraph 2.06(c), commitment fees (the "Commitment Fees") as follows:

(i) Lessee shall pay Commitment Fees of one hundred seventy-five thousandths of one percent (0.175%) per annum on the daily average Unused 364- Day Commitment for the 364-Day Commitment Period.

(ii) Lessee shall pay Commitment Fees on the daily average Unused Two-Year Commitment for the entire Commitment Period as follows:

(A) At all times prior to the Fifth Amendment Effective Date, 0.2750% per annum; and

(B) At all times on and after the Fifth Amendment Effective Date, 0.30%; provided, however, that if, after the Fifth Amendment Effective Date, both (A) the cumulative Adjusted Net Income of Lessee and its Subsidiaries for its most recent consecutive four-quarter period is greater than $0 and (B) the Adjusted Net Income of Lessee and its Subsidiaries for each of two consecutive quarters occurring within such consecutive four quarter period is greater than $0 (each as reflected in Lessee's most recent Financial Statements delivered to Agent pursuant to Subparagraph 5.01(a)), then beginning on the first day of the month following the delivery of such Financial Statements, the Commitment Fees payable by Lessee on the daily average Unused Two-Year Commitment shall once again be calculated at a rate of 0.2750% per annum.

Lessee shall pay the Commitment Fees in arrears on the last Business Day in each February, May, August and November (commencing February 27, 1998) and on the Commitment Termination Date (or if the Total Commitment is cancelled on a date prior to such day, on such prior date).

(b) Subparagraph 5.02(c) of the Participation Agreement is hereby amended by (i) deleting the word "and" at the end of clause (ix) thereof, (ii) adding thereto, immediately following clause (ix), a new clause (x) to read in its entirety as follows, and (iii) changing the designation of current clause (x) to "(xi)":

(x) Sales by Lessee and its Subsidiaries of other assets and property that are leased back by Lessee and its Subsidiaries, provided that (A) all such leases are operating leases under GAAP and (B) the aggregate value of all such assets and property (based upon the greater of the fair market or book value of such assets and property) so sold and leased back in any fiscal year does not exceed five percent (5%) of Lessee's Tangible Net Worth on the last day of the immediately preceding fiscal year; and

(c) Subparagraph 5.03(d) of the Participation Agreement is hereby amended to read in its entirety as follows:

(d) Cash Balances. Lessee shall not permit the Cash Balances of Lessee and its Subsidiaries to be less than $35,000,000 on the last day of any fiscal quarter.

(d) Subparagraph 5.03(e) of the Participation Agreement is hereby amended to read in its entirety as follows:

(e) Debt Service Coverage Ratio. Lessee shall not permit the Debt Service Coverage Ratio of Lessee and its Subsidiaries for any consecutive four- quarter period ending on any date set forth below to be less than the ratio set forth opposite such quarter below:

Quarter ending on

October 31, 1999 2.00 to 1.00;

Quarters ending on

January 31, 2000, and

April 30, 2000 2.50 to 1.00;

Quarter ending on

July 31, 2000 3.00 to 1.00;

Each quarter thereafter 5.00 to 1.00.

(e) Subparagraph 5.03(f) of the Participation Agreement is hereby amended to read in its entirety as follows:

(f) Profitability. Lessee shall not permit:

(i) The Adjusted Net Income of Lessee and its Subsidiaries to be a loss greater than $4,000,000 for the quarter ended July 31, 1999;

(ii) The Adjusted Net Income of Lessee and its Subsidiaries to be a loss greater than $6,000,000 for the quarter ending October 31, 1999;

(iii) The Adjusted Net Income of Lessee and its Subsidiaries to be a loss greater than $1,500,000 for the quarter ending January 31, 2000;

(iv) The Adjusted Net Income of Lessee and its Subsidiaries to be less than $1 for the quarter ending April 30, 2000;

(v) Beginning with the quarter ending July 31, 2000 and for each quarter thereafter, the cumulative Adjusted Net Income of Lessee and its Subsidiaries for any consecutive four-quarter period to be less than $1.00.

(vi) Beginning with the quarter ending October 31, 1999, the Adjusted Net Income of Lessee and its Subsidiaries to be a loss in more than two quarters in any consecutive four-quarter period or the aggregate amount of any such two quarterly losses to exceed $10,000,000; or

(vii) The Operating Income of Lessee and its Subsidiaries to be a loss in more than two quarters in any consecutive four-quarter period or the aggregate amount of any such two quarterly losses to exceed $10,000,000.

(f) Paragraph 5.03 of the Participation Agreement is hereby amended by adding a new clause (g) thereto immediately after clause (f) thereof to read in its entirety as follows:

(g) Capital Expenditures. Lessee and its Subsidiaries shall not pay or incur Capital Expenditures which exceed $22,000,000 in the aggregate during the two fiscal quarter periods ending on October 31, 1999 and January 31, 2000.

(g) Schedule 1.01 of the Participation Agreement is hereby amended by adding thereto in alphabetical order a new definition of the term "Fifth Amendment Effective Date" to read in its entirety as follows:

"Fifth Amendment Effective Date" shall mean September 30, 1999.

(h) Schedule 1.01 of the Participation Agreement is hereby amended by changing clause (a)(i) of the definition of "Applicable Margin" set forth therein to read in its entirety as follows:

(i) No Cash Collateral. During any period when Agent does not have, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in any Cash Collateral securing the Lessee Obligations:

(A) With respect to the LIBOR Rental Rate:

(1) At all times prior to the Fifth Amendment Effective Date, nineteen- twentieths of one percent (0.95%); and

(2) At all times on and after the Fifth Amendment Effective Date, one and one quarter percent (1.25%); provided, however, that if, after the Fifth Amendment Effective Date, both (A) the cumulative Adjusted Net Income of Lessee and its Subsidiaries for its most recent consecutive four-quarter period is greater than $0 and (B) the Adjusted Net Income of Lessee and its Subsidiaries for each of two consecutive quarters occurring within such consecutive four quarter period is greater than $0 (each as reflected in Lessee's most recent Financial Statements delivered to Agent pursuant to Subparagraph 5.01(a)), then beginning on the first day of the month following the delivery of such Financial Statements, the Applicable Margin with respect to the LIBOR Rental Rate shall once again be nineteen-twentieths of one percent (0.95%); or

(B) With respect to the Alternate Rental Rate, zero percent (0%);

(i) Schedule 1.01 of the Participation Agreement is hereby further amended by changing clause (a)(iii) of the definition of "Applicable Margin" set forth therein to read in its entirety as follows:

(iii) Partial Cash Collateral. During any period when Agent has, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in Cash Collateral that secures the Lessee Obligations but has a value less than the full Outstanding Lease Amount:

(A) The per annum margin equal to the sum of the following with respect to the LIBOR Rental Rate:

(1) The product of (y) at all times prior to the Fifth Amendment Effective Date, nineteen-twentieths of one percent (0.95%) and at all times on and after the Fifth Amendment Effective Date, one and one quarter percent (1.25%); provided, however, that if, after the Fifth Amendment Effective Date, both the cumulative Adjusted Net Income of Lessee and its Subsidiaries for its most recent consecutive four-quarter period is greater than $0 and the Adjusted Net Income of Lessee and its Subsidiaries for each of two consecutive quarters occurring within such consecutive four quarter period is greater than $0 (each as reflected in Lessee's most recent Financial Statements delivered to Agent pursuant to Subparagraph 5.01(a)), then beginning on the first day of the month following the delivery of such Financial Statements, the percentage used for calculating the LIBOR Rental Rate thereafter shall once again be nineteen-twentieths of one percent (0.95%) times (z) a fraction, the numerator of which is the remainder of the Outstanding Lease Amount minus the value of the Cash Collateral and the denominator of which is the Outstanding Lease Amount; plus

(2) The product of (y) twenty-five hundredths of one percent (0.25%) per annum above times (z) a fraction, the numerator of which is the value of the Cash Collateral and the denominator of which is the Outstanding Lease Amount; or

(B) Zero percent (0%) per annum with respect to the Alternate Rental Rate; and

(j) Schedule 1.01 of the Participation Agreement is hereby further amended by changing the definition of "Debt Service Coverage Ratio" set forth therein to read in its entirety as follows:

"Debt Service Coverage Ratio" shall mean, with respect to Lessee and its Subsidiaries for any quarter, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of:

(a) The remainder of (i) EBITDA of Lessee and its Subsidiaries for such period minus (ii) all Capital Expenditures of Lessee and its Subsidiaries for such period; provided, however, that (i) for the fiscal quarter periods ending on October 31, 1999 and January 31, 2000, all Capital Expenditures made by Lessee and its Subsidiaries during such periods shall be excluded from such calculation and (ii) for the fiscal quarter periods ending on April 30, 2000 and July 31, 2000, fifty percent (50%) of all Capital Expenditures made by Lessee and its Subsidiaries during such period shall be excluded from such calculation;

to

(b) The sum of (i) all Interest Expenses of Lessee and its Subsidiaries for such quarter and (ii) all principal payments on long-term Indebtedness for borrowed money of Lessee and its Subsidiaries scheduled for payment during the immediately succeeding quarter (excluding any payments of the Outstanding Lease Amount payable on the Expiration Date of the Lease Agreement);

Provided, however, that for purposes of calculating Lessee's Debt-Service Coverage Ratio during its fiscal year 2000, EBITDA shall be calculated as follows:

(A) for the consecutive four-quarter period ending on October 31, 1999, EBITDA of Lessee and its Subsidiaries for such period shall be an amount equal to the EBITDA of Lessee and its Subsidiaries for the fiscal quarter period ending on October 31, 1999 multiplied by four (4);

(B) for the consecutive four-quarter period ending on January 31, 2000, EBITDA of Lessee and its Subsidiaries for such period shall be an amount equal to the EBITDA of Lessee and its Subsidiaries for the two fiscal quarter periods ending on January 31, 2000 multiplied by two (2); and

(C) for the consecutive four-quarter period ending on April 30, 2000, EBITDA of Lessee and its Subsidiaries for such period shall be an amount equal to the EBITDA of Lessee and its Subsidiaries for the three fiscal quarter periods ending on April 30, 2000 multiplied by one and one-third (1 and 1/3).

3. Representations and Warranties. Lessee hereby represents and warrants to Lessor, the Participants and Agent that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

(a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects (except for representations and warranties expressly made as of a specified date, which are true and correct as of such date);

(b) No Default has occurred and is continuing which has not otherwise been waived by the Participants; and

(c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

4. Effective Date. The amendments effected by Paragraph 2 above shall become effective on September 30, 1999 (the "Effective Date"), subject to receipt by Lessor, the Participants and Agent on or prior to the Effective Date of the following, each in form and substance satisfactory to Lessor, the Participants executing this Amendment and Agent and their respective counsel:

(a) This Amendment, duly executed by Lessee, the Required Participants and Agent;

(b) A Certificate of the Secretary or an Assistant Secretary of Lessee, dated the Effective Date, certifying (i) that the Certificate of Incorporation and Bylaws of Lessee, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date, (ii) that the resolution of Lessee, in the form delivered to Agent on the Closing Date, is in full force and effect and has not been amended, supplemented, revoked or repealed since such date, and (iii) the incumbency, signatures and authority of the officers of Lessee authorized to execute, deliver and perform the Participation Agreement, this Amendment, the other Operative Documents and all other documents, instruments or agreements relating thereto executed or to be executed by Lessee;

(c) A nonrefundable amendment fee to be paid to each Participant that executes this Amendment on or before September 30, 1999 equal to 0.10% of each such Participant's respective Proportionate Share; and

(d) Such other evidence as Lessor, any Participant executing this Amendment or Agent may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Operative Documents.

5. Effect of this Amendment. On and after the Effective Date, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended hereby. Except as specifically amended above, (a) the Participation Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

6. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

(b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

[the signature pages follow]

IN WITNESS WHEREOF, Lessee, Lessor, the Participants executing this Amendment and Agent have caused this Agreement to be executed as of the day and year first above written.

LESSEE: ETEC SYSTEMS, INC.

By:______/s/_______________________________

Name:_Neil J. Young____________________

Title:__Treasurer________________________

LESSOR: LEASE PLAN NORTH AMERICA, INC.

By:________/s/_____________________________

Name:__Richard R DaCosta________________

Title:___Vice President___________________

AGENT: ABN AMRO BANK N.V.

By:_______/s/______________________________

Name:__ Richard R DaCosta_______________

Title:___Vice President___________________

By:_______/s/_____________________________

Name:__Christopher L. Snider______________

Title:____Assistant Vice President___________

PARTICIPANTS: ABN AMRO BANK N.V.

By:__________ ______/s/____________________

Name:__ Richard R DaCosta_______________

Title: ___Vice President___________________

By:________________/s/____________________

Name:_Christopher L. Snider______________

Title:__Assistant Vice President____________

INDUSTRIAL BANK OF JAPAN, LTD.

By:________________/s/_____________________

Name:_Ken Iwata________________________

Title:__Senior Vice President_______________

COMERICA BANK - CALIFORNIA

By:______________/s/______________________

Name:__Robert Ways____________________

Title:___C.B.O._________________________

KEYBANK, NATIONAL ASSOCIATION

By:______________/s/_______________________

Name:____Mary K. Young________________

Title:_____Assistant Vice President_________